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CONSENT OF ARTHUR ANDERSEN LLP




                                                                    EXHIBIT 23.0

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-82676, 33-82194, 33-95248,
333-65063 and 333-36206).

/s/ Arthur Andersen LLP

Portland, Oregon
March 29, 2001